FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: JANUARY 6, 2003

                        NEUROTECH DEVELOPMENT CORPORATION
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             (Exact name of registrant as specified in its charter)


              DELAWARE                 0-15179              06-1100063
    ----------------------------     ------------       -------------------
    (State or other jurisdiction     (Commission)        (I.R.S. employer
         of incorporation)           file number)       identification no.)


                 10 Cedar Swamp Road, Glen Cove, New York 11542
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               (Address of principal executive offices) (Zip code)
       Registrant's telephone number, including area code (516) 671-2400

                                       N/A
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          (Former name or former address, if changed since last report)
       Items 1 through 3 and Items 5, 6, 8 and 9 are not included in this report because they are not applicable.


Item 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a) On November 1, 2002, Neurotech Development Corporation (the "Company") engaged Holtz Rubenstein & Co., LLP as its independent auditors, pursuant to a letter of engagement.

On November 21, 2002, Holtz Rubenstein & Co., LLP with drew as the independent auditors for the Company without having completed the audit. In connection therewith the Company received a letter of resignation from the auditors.

It is the position of the Company that the auditors improperly sought to increase their fees for the audit, in contravention of the letter of engagement, although paid in full in accordance with its terms and that they did not have the proper audit facilities to test the Company's contracts in China.

Holtz Rubenstein & Co., LLP, not having completed or filed for any Company audit period creates a reliance on the Company's previous auditor.



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Item 7. FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 16.1   Letter from Holtz Rubenstein & Co., LLP executed November 1, 2002

Exhibit 16.2   Letter from Holtz Rubenstein & Co., LLP dated November 21, 2002





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        NEUROTECH DEVELOPMENT CORPORATION

                        Dated:  January 6, 2003

                        By:     /s/ Bernard Artz
                                ------------------------------------
                        Name:   Bernard Artz
                        Title:  Chairman and Chief Financial Officer




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